                                                                   EXHIBIT 10.71

                              SETTLEMENT AGREEMENT
                           AND FULL RELEASE OF CLAIMS

         This is a Settlement Agreement and Full Release of Claims ("Agreement") among Plaintiff John M. Good ("Plaintiff") and Defendant Verso Technologies, Inc. ("Verso"), as defined in Paragraph 1(A)-(B) ("the parties") below, which shall be effective upon execution.

         WHEREAS, Plaintiff in his Complaint asserts claims for breach of contract, negligence, fraud, federal/state securities law violations, and an accounting against Verso in the case entitled John M. Good v. Verso Technologies, Inc., et al., Cuyahoga County Court of Common Pleas, Case No. 439482 (the "Lawsuit"), which is pending before Judge Ronald Suster; and,

         WHEREAS, Plaintiff in his Complaint asserts claims for negligence, fraud, federal/state securities law violations, and an accounting against EquiServe in the aforementioned case; and,

         WHEREAS, Plaintiff asserted other claims against Defendants Prim Securities and Bear Stearns, which were voluntarily dismissed; and,

         WHEREAS, Verso has denied and does deny each and every claim and allegation Plaintiff asserted against it; and,

         WHEREAS, Plaintiff and Verso desire to resolve fully and finally these disputes in an amicable manner without the difficulties and expenses involved in further litigation among them, and further, the parties have reached this Agreement in settlement of and substitution for all of the claims described above and wish to set forth their complete agreement;

         NOW, THEREFORE, Plaintiff and Verso for good and sufficient consideration agree as follows:


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         1. DEFINITIONS

              A. VERSO

         "Verso," as used herein, shall at all times mean Verso Technologies, Inc., and its parents, subsidiaries, divisions, and present or former directors, officers, owners, shareholders, partners, employees, agents and other representatives of any of them, whether in their individual or official capacities, their successors and assigns and their affiliated and predecessor companies and their successors and assigns.

              B. PLAINTIFF

         "Plaintiff," as used herein, shall at all times refer to John M. Good.

         2. TERMS OF SETTLEMENT

              A. VERSO

                 (1) PAYMENTS

         Verso shall pay to Plaintiff and his attorney a total amount of $625,000, to be paid as follows:

              (a) by one check in the amount of $525,000, made payable to Plaintiff and his attorney, to be delivered on February 10, 2003, in exchange for two fully executed originals of this Agreement and two signed copies of the Stipulated Dismissal of All Claims, with Prejudice (attached hereto). This check will be delivered to Plaintiff's attorney, William T. Wuliger, at 1340 Sumner Court, Cleveland, Ohio 44115; and,


              (b) by ten checks each in the amount of $10,000, made payable to Plaintiff and his attorney, with one check to be delivered on the 10th of every month beginning on March 10, 2003, and ending with the last payment on December 10, 2003. These checks will be delivered to Plaintiff's attorney, William T. Wuliger, at 1340 Sumner Court, Cleveland, Ohio 44115.




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                 (2) INTEREST

         No interest shall accrue on the settlement, including the ten payments set forth in Paragraph 2(A)(1)(b), unless any check is late, in which event interest shall accrue from the date the payment was due at the statutory rate.

              B. PLAINTIFF

                 (1) RELEASE AND WAIVER

         In consideration of the payments and dismissal of the Lawsuit described above, Plaintiff, for himself, his heirs, next of kin, executors, administrators, personal representatives and assigns does hereby unconditionally release and forever discharge Verso, as defined in Paragraph 1(A)(B), of and from any and all claims, charges, demands, liabilities, obligations, promises, controversies, damages, rights, actions and causes of action of whatever nature, kind, or character, in law or equity, whether known or unknown, which Plaintiff now has, may have, could have or claim to have or which he at anytime heretofore had or claimed to have or could have had against Verso including, but not limited to, those arising from facts alleged in Plaintiff's Complaint in the case entitled John M. Good v. Verso Technologies, Inc., et al., Cuyahoga County Court of Common Pleas, Case No. 439482. This release and waiver includes, but is not limited to, claims arising under federal, state, local statutes, ordinances, or common laws, specifically including, but not limited to all provisions in the United States Code and the Ohio Revised Code regarding the sale, transfer, or issue of securities, and any common law claims including, but not limited to, fraud, negligence, accounting, and breach of contract.

                 (2) SATISFACTION

         The payments described above include consideration for all alleged damages, costs and attorney's fees of Plaintiff, and for any and all harm which he may have or is alleged to have


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suffered because of the alleged acts and omissions of Verso. The parties understand, agree and intend that, upon receipt of the payments described in Paragraph 2(A)(1) of this Agreement, Plaintiff will have received complete satisfaction of any and all claims, whether known, suspected, or unknown, that he may have or had against Verso through the date on which he executes this Agreement. Plaintiff hereby waives any and all relief not explicitly provided for herein.

                 (3) CONSULTATION WITH LEGAL COUNSEL

         Plaintiff confirms that he has been advised by Verso to consult with an attorney of his choice and that he has done that, consulting with his counsel, William T. Wuliger, Esq., concerning his lawful remedies and rights as well as the meaning and significance of this Agreement. Further, Plaintiff confirms that he has carefully read and fully understands the provisions of this Agreement, including the release and waiver of claims of any nature against Verso.

         3. NO ADMISSION OF LIABILITY

         The parties agree that neither this Agreement nor anything contained herein shall be construed as an admission by Verso of any liability.

         4. OTHER ACTIONS

         Plaintiff agrees that this Agreement resolves all his claims against Verso in the case entitled John M. Good v. Verso Technologies, Inc., et al., Cuyahoga County Court of Common Pleas, Case No. 439482. Plaintiff recognizes and agrees that this Agreement is contingent upon him dismissing, with prejudice, his claims against all Defendants in the aforementioned action.


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         Plaintiff also affirms that there are no other currently pending charges, complaints, or actions by or concerning Plaintiff against Verso. In the event that there is outstanding any such other charge, complaint, or action, Plaintiff agrees to seek its immediate withdrawal and dismissal with prejudice. Plaintiff further agrees to execute such other papers or documents that either Verso's counsel determines may be necessary to have said charge, complaint, or action dismissed, with prejudice.

         5. NO ASSIGNMENT OR TRANSFER OF CLAIMS

         Plaintiff represents that he has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity any claim against any defendant or any portion thereof or interest therein.

         6. NO RELIANCE

         Plaintiff represents and acknowledges that in executing this Agreement he did not rely, and has not relied, upon any representations or statements made by Verso or any of Verso's agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Agreement or otherwise other than he will receive the sums described in Paragraph 2(A)(1).

         7. VALIDITY

         Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be part of this Agreement.

         8. ENTIRE AGREEMENT

         The parties agree that this Agreement is the entire agreement among them and represents their full and complete understanding. No prior or contemporaneous oral agreements may be


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offered to alter the terms of this Agreement. The parties further agree and acknowledge that the terms of this Agreement are contractual, and not a mere recital, and the parties intend this Agreement to be a substituted contract, not an executory accord. This Agreement shall be binding upon the parties hereto and the parties' heirs, executors, successors, and assigns. This Agreement may not be modified except in writing signed by all parties.

         9. GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the laws of Ohio.

         10. JOINT DRAFTING

         The parties expressly agree and hereby acknowledge that this Agreement has been drafted jointly and equally among them and is not to be construed against any of the parties on the basis of which party drafted the Agreement.

         11. COUNTERPARTS

         The Agreement may be signed in counterparts, and all such counterparts taken together shall constitute one and the same Agreement.



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         The parties have executed this Agreement on the dates set forth below.


Date: 2/11/03                             /s/ John M. Good
     -------------------                  -------------------------------------
                                           John M. Good




Date: 2/12/03                             Verso Technologies, Inc.

                                          By: /s/ Juliet M. Reising
                                              ---------------------------------
                                              Print Name: Juliet M. Reising
                                              Title: EVP & CFO



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                    CORPORATE CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF GEORGIA:

COUNTY OF COBB:

         I, the undersigned Notary Public in and for the State of Georgia, hereby certify that Juliet M. Reising, whose name as EVP and CFO of VERSO TECHNOLOGIES, INC., a Minnesota corporation, is signed to the foregoing instrument, acknowledged before me on this day that, being informed of the contents of said instrument, he or she, as such officer and with full authority, executed the same voluntarily on the day the same bears date for and as the act of said corporation.

         Given under my hand and seal this 12th day of February, 2003.


                                              /s/ Robin Hanscom
                                              ---------------------------------
                                              NOTARY PUBLIC
                                              Robin Hanscom



                                        Notary Public, Cobb County, Georgia
                                       My Commission Expires August 14, 2005


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                         CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF OHIO:

COUNTY OF CUYAHOGA:

         I, the undersigned Notary Public in and for the State of Ohio, hereby certify that JOHN M. GOOD, whose name is signed to the foregoing instrument, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.

         Given under my hand and seal this 11 day of February, 2003.


                                              /s/ Mark Kremser
                                              ---------------------------------


NOTARY PUBLIC

                                                        MARK KREMSER
                                                        Notary Public
                                 [SEAL}        In and for the State of Ohio
                                                        My Commission
                                                      Has No Expiration



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